                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [X] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))



     [ ] Definitive proxy statement


     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                               TIME HORIZON FUNDS
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                               TIME HORIZON FUNDS
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            TIME HORIZON PORTFOLIO 1
                            TIME HORIZON PORTFOLIO 2
                            TIME HORIZON PORTFOLIO 3

Dear Shareholder:


     Your are cordially invited to attend a Special Meeting of Shareholders of Time Horizon Funds (the "Trust") to be held on Monday, June 26, 1998 at 9:00 a.m., Eastern Time, at 400 Bellevue Parkway, Wilmington, Delaware.


     At the Meeting, shareholders will be asked to vote on the following matters:


          1.  To elect six (6) Trustees to the Board of Trustees;



          2. To approve an Investment Advisory Agreement between the Trust and Bank of America National Trust and Savings Association



          3. To approve a new investment advisory agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.



          4. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.


     Your Board of Trustees has carefully considered each of these matters and strongly recommends that you vote in favor of each of the proposals.


     Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign and return the enclosed proxy card(s) promptly. A postage paid envelope is enclosed for this purpose. In the alternative, you may vote by phone or fax through D.F. King, our proxy solicitor. To vote by fax, sign the proxy card and fax both sides to (212) 269-2796 or simply call 800-848-3374.


     We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                          Sincerely,

                                          Robert E. Greeley
                                          President

          SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY
                        CARD(S) IN THE ENCLOSED ENVELOPE

                               TIME HORIZON FUNDS
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            TIME HORIZON PORTFOLIO 1
                            TIME HORIZON PORTFOLIO 2
                            TIME HORIZON PORTFOLIO 3

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 26, 1998



                                                                    May 18, 1998


To the Shareholders:


     You are invited to attend a Special Meeting (the "Meeting") of the shareholders of the Time Horizon Portfolio 1, Time Horizon Portfolio 2 and Time Horizon Portfolio 3 (each a "Fund" and collectively the "Funds") of the Time Horizon Funds, a Delaware business trust (the "Trust"). The meeting will be held at the offices of the Trust, 400 Bellevue Parkway, Wilmington, Delaware, on Monday, June 26, 1998, at 9:00 a.m., Eastern Standard Time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:



          1.  To elect six (6) Trustees to the Board of Trustees;



          2. To approve an Investment Advisory Agreement between the Trust and Bank of America National Trust and Savings Association;



          3. To approve a new investment advisory agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.



          4. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.



     The Board of Trustees of the Trust has fixed the close of business on May 8, 1998 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share of each Fund held.


     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR PROXY PROMPTLY.

                                          Cathy G. O'Kelly
                                          Secretary

                               TIME HORIZON FUNDS
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            TIME HORIZON PORTFOLIO 1
                            TIME HORIZON PORTFOLIO 2
                            TIME HORIZON PORTFOLIO 3

                                PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of the Time Horizon Portfolio 1, Time Horizon Portfolio 2 and Time Horizon Portfolio 3 (each a "Fund" and collectively the "Funds") of the Time Horizon Funds, a Delaware business trust (the "Trust"), of proxies to be voted at the Special Meeting of Shareholders of the Trust to be held on Monday, June 26, 1998, and any and all adjournments thereof (the "Meeting"). The date of the first mailing of the Notice, Proxy Statement and the accompanying proxy card will be on or about May 18, 1998.



                       PROPOSAL 1:  ELECTION OF TRUSTEES



     INTRODUCTION. At the Meeting, shareholders of each Fund will be asked to consider the election of six (6) Trustees, who will constitute the entire Board of the Trust. The election of the six (6) Trustees is part of a restructuring of the boards of the registered investment companies advised by Bank of America (the "Bank of America Complex") into essentially the same board for each investment company in the Bank of America Complex. The Board concluded that the election of common board members to all funds will result in a number of benefits including the following: (1) the new Board would be better positioned to provide effective oversight in that its members would have detailed information about all of the funds in the Bank of America Complex; (2) by bringing together members of the boards of Bank of America sponsored funds the new Board would have a more complete historical background of the Bank of America Complex; (3) the Funds would benefit from reduced expenses resulting from the elimination of multiple Board meetings and the spreading of meeting costs among all funds in the Bank of America Complex; and (4) communications between the new Board and management should be more effective given the reduction in the time and effort required by management to keep multiple boards informed and to be responsive to multiple boards' needs.



     The Board, at a meeting on April 29, 1998, unanimously approved the proposed restructuring of the Board. Therefore, the Board is proposing that, at the Meeting shareholders elect the six (6) Trustees listed below to serve as Trustees of the Trust. Also at an April 2, 1998 meeting, the Board unanimously approved an amendment to the Declaration of Trust which changed the provisions regarding the term of office for a Trustee such that a Trustee's term would end upon the election of his or her successor at a shareholders meeting called for the purpose of electing Trustees. Messrs. Edward S. Bottum, William P. Carmichael and Robert E. Greeley were elected to the Board of the Trust by the initial shareholder of the Trust on July 28, 1995. Messrs. Collins, Fletcher and Pings are recommended for election by shareholders for the first time. The Board and management wish to express their great appreciation to Mr. Privat, a current board member who will not continue on the Board, for his contributions to the Trust.


     TRUSTEES. It is intended that the proxies will be voted for the election of the nominees for election as Trustee described in the table below. All of the nominees have consented to serve as Trustees of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

                                                              YEAR FIRST BECAME
      NAME, AGE, PRINCIPAL OCCUPATION AND AFFILIATIONS            A TRUSTEE
      ------------------------------------------------        -----------------
Edward S. Bottum (64)                                             1995
  Managing Director, Chase Franklin Corporation (venture
  capital firm) (since 1990); Director, Kellwood Corporation
  (women's apparel manufacturer); Trustee and Chairman,
  Pacific Innovations Trust (registered investment company)
  (since 1996); formerly Vice Chairman of Continental Bank
  N.A. (retired 1990); formerly Trustee, 231 Funds
  (registered investment company) (February 1993 to August
  1995).
William P. Carmichael (54)                                        1995
  Formerly Senior Vice President, Sara Lee Corporation (1991
  to 1993); formerly Treasurer, Senior Vice President and
  Chief Financial Officer, Beatrice Company (1987 to 1990),
  Trustee, Pacific Innovations Trust (since 1997)
  (registered investment company); formerly Trustee, 231
  Funds (1993 to 1995) (registered investment company);
  Director, Cobra Electronics Corporation; Director, The
  Hain Food Group, Inc.
Thomas M. Collins (64)                                          Nominee
  Of counsel, law firm of McDermott & Trayner; Partner of
  the law firm of Musick, Peeler & Garrett (until 1993);
  Chairman of the Board and Trustee, Master Investment
  Trust, Series I (registered investment company) (since
  1993); Director and former President and Chairman (1982 to
  1995) of the Board of Pacific Horizon Funds, Inc.; former
  Trustee, Master Investment Trust, Series II (registered
  investment company) 1993 to 1997; former Director, Bunker
  Hill Income Securities, Inc. (registered investment
  company) (through 1991).
Douglas B. Fletcher (73)                                        Nominee
  Chairman of the Board and Chief Executive Officer,
  Fletcher Capital Advisor, Incorporated (registered
  investment advisor) (since 1991); Director, Pacific
  Horizon Funds, Inc. (since 1985); Partner, Newport
  Partners (private venture capital firm) (since 1981);
  Director, FCA Securities Inc. (registered broker/dealer)
  (since 1993); formerly Chairman of the Board and Chief
  Executive Officer, First Pacific Advisors, Inc.
  (registered investment adviser) and seven investment
  companies under its management (prior to 1983); former
  Allied Member, New York Stock Exchange; Chairman of the
  Board of FPA Paramount Fund, Inc. (through 1984);
  Chairman, TIS Mortgage Investment Company (real estate
  investment trust) (since 1988); Trustee and former Vice
  Chairman of the Board, Claremont McKenna College;
  Chartered Financial Analyst.
*Robert E. Greeley (66)                                           1995
  Chairman, Page Mill Asset management (a private investment company) (since 1987); Director, Pacific Horizon Funds,
  Inc. (since 1993), Morgan Grenfell Small Cap Fund (since
  1986); Trustee, Master Investment Trust Series I (since
  1993), Master Investment Trust, Series II (from 1993 to
  1997), (registered investment companies); Trustee and
  President, Pacific Innovations Trust (registered
  investment company) (since 1996); formerly Director,
  Bunker Hill Income Securities, Inc. (from 1989 to 1994);
  Trustee, SunAmerica Fund Group (previously Equitec Siebel
  Fund Group) (registered investment company) (from 1984 to
  1992); formerly Director, Manager, Corporate Investments,
  Hewlett Packard Company (from 1979 to 1991).
Cornelius J. Pings (69)                                         Nominee
  President, Association of American Universities (since
  1993); Provost (from 1982 to 1993) and Senior Vice
  President for Academic Affairs (from 1981 to 1993),
  University of Southern California; Director, Pacific
  Horizon Funds, Inc. (since 1982); Trustee, Master
  Investment Trust, Series I (since 1995); former Trustee,
  Master Investment Trust, Series II (from 1995 to 1997);
  Director, Farmers Group, Inc. (insurance company) (since
  1991).


---------------

* "Interested Person" as defined in the Investment Company Act of 1940. Mr. Greeley is an "interested" person solely by reason of his position as President of the Trust.

     The term of office of each person elected as a Trustee will be until the next meeting of shareholders called for the purpose of electing trustees or until he or she dies, resigns, is declared incompetent by a court of appropriate jurisdiction, or is removed.


     Mr. Bottum is a director of Chase Franklin Corporation and Mr. Fletcher is a director of FCA Securities, Inc. Chase Franklin and FCA Securities are registered broker dealers with the Securities and Exchange Commission. Chase Franklin and FCA Securities do not execute portfolio transactions for any of the Funds nor do they engage in principal transactions with or act as distributor for any of the Funds. Mr. Bottum and Mr. Fletcher have advised the Trust that Chase Franklin and FCA Securities will not execute portfolio transactions for, engage in principal transactions with, or act as distributor for, any of the Funds during any period when he is a Trustee of the Trust. The Board of Trustees has determined that none of the Funds nor their shareholders will be adversely affected as a result of Chase Franklin and FCA Securities not executing such transactions for the Funds or engaging in such principal transactions with or acting as distributor for the Funds. Accordingly, Mr. Bottum and Mr. Fletcher will not be considered interested persons of the Trust due to their respective relationships with Chase Franklin and FCA Securities.


     In the fiscal year of the Trust ended June 30, 1997, the Trustees met eight times. Each of the current trustees attended 75% or more of the meetings of the Board. The Board currently has no committees.


     For his or her services as Trustee of all of the Funds of the Trust, each Trustee currently receives an annual retainer of $6,000 with a fee of $1,000 for each day of board meetings attended in person plus $500 for each telephone board meeting attended. Robert E. Greeley receives an additional $2,000 per annum as Chairman of the Board. Each Trustee also is reimbursed for out-of-pocket expenses incurred as a Trustee. It is anticipated that upon the restructuring of the Board, the Trustees may change the structure for trustee compensation. The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended June 30, 1997, to the Trustees who are not affiliated with Bank of America and the aggregate compensation paid to such Trustees for services on the Trust's Board and that of all other funds in the "Trust Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):



                                                     PENSION OR
                                                     RETIREMENT         ESTIMATED
                                                      BENEFITS           ANNUAL               TOTAL
                                   AGGREGATE           ACCRUED          BENEFITS           COMPENSATION
                                 COMPENSATION      AS PART OF FUND        UPON            FROM THE TRUST
             NAME               FROM THE TRUST*       EXPENSES         RETIREMENT      AND TRUST COMPLEX(1)
             ----               ---------------    ---------------    -------------    --------------------
Edward S. Bottum(2)...........      $13,125              $0                $0                $29,125
William P. Carmichael(2)......      $13,625              $0                $0                $27,625
Thomas M. Collins(3)..........           $0              **                **                $53,500
Douglas B. Fletcher(3)........           $0              **                **                $36,750
Robert E. Greeley(4)..........      $16,250              **                **                $72,750
Cornelius J. Pings(3).........           $0              **                **                $81,892


---------------

(1) The "Trust Complex" currently consists of the Trust, Master Investment Trust, Series I, Pacific Innovations Trust, World Horizon Funds, the Pacific Horizon Funds, Inc., the Seafirst Retirement Funds, which were merged into the Pacific Horizon Funds on June 23, 1997, and the Robertson Stephens Investment Trust. The total compensation for the Trust Complex is for the one year period ended December 31, 1997.



(2) Messrs. Bottum and Carmichael currently also serve as Trustees for the Pacific Innovations Trust.



(3) Messrs. Collins and Pings currently serve as Trustees for the Master Investment Trust, Series I and Directors for the Pacific Horizon Funds, Inc. Mr. Fletcher currently serves as Director for the Pacific Horizon Funds, Inc.



(4) Mr. Greeley currently also serves as Trustee for the Pacific Innovations Trust and the Master Investment Trust, Series I and Director for the Pacific Horizon Funds, Inc.



 * Mr. Privat received $14,750 in compensation from the Trust for the fiscal year ended June 30, 1997.



** As of the fiscal year ended February 28, 1998, Pacific Horizon Funds, Inc. had accrued on the part of all of its Directors an aggregate of $284,393 in retirement benefits.

     TRUST OFFICERS. The table below describes the officers of the Trust and their principal occupations during the past five years:


       NAME AND AGE         POSITION WITH TRUST              PRINCIPAL OCCUPATIONS
       ------------         -------------------              ---------------------
Robert E. Greeley (66)....  President            (see nominee table above)

Stephen M. Wynne (41).....  Vice President       Executive Vice President and Chief Accounting
                                                   Officer (since 1993) and Senior Vice
                                                   President and Chief Accounting Officer
                                                   (from 1991 to 1993) PFPC, Inc.; Executive
                                                   Vice President, PFPC International (since
                                                   1995); Vice President and Chief Accounting
                                                   Officer, PNC Institutional Management Corp.
                                                   (since 1987).

Cathy G. O'Kelly (44).....  Secretary            Partner in the Law Firm of Vedder, Price,
                                                   Kaufman & Kammholz.

Jay F. Nusblatt (36)......  Treasurer            Vice President and Director of Fund
                                                 Accounting and Administration, PFPC, Inc.
                                                   (since 1993); formerly Assistant Vice
                                                   President, Fund/Plan Services, Inc. (from
                                                   1989 to 1993).

Gary M. Gardner (46)......  Assistant Secretary  Chief Counsel -- Mutual Funds, PNC Bank
                                                 (since 1994); Associate General Counsel, The
                                                   Boston Company, Inc. (from 1992 to 1994);
                                                   General Counsel, SunAmerica Asset
                                                   Management Inc. (from 1986 to 1992).

J. Robert Dugan (32)......  Assistant Secretary  Counsel -- Mutual Funds, PNC Bank (since
                                                   1993); Associate, Drinker Biddle and Reath
                                                   (from 1990 to 1993).


     The officers of the Trust are elected by the Board of the Trust on an annual basis to serve until their successors are elected and qualified.


     SHAREHOLDERS. On May 8, 1998 none of the Trustees and nominees owned beneficially any shares of any Fund.


     REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all of the Funds shall vote together as a single class for the Trustees.

     THE BOARD OF TRUSTEES RECOMMENDS ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

           PROPOSAL 2:  APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT


     INTRODUCTION. On June 8, 1997, BankAmerica Corporation ("BankAmerica"), the parent of Bank of America National Trust and Savings Association ("Bank of America") the Funds' manager, entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. pursuant to which each of those entities were merged into a wholly-owned subsidiary of BankAmerica. Upon consummation of those mergers on October 1, 1997, BankAmerica became the owner of the entire beneficial interest in Robertson, Stephens & Company Investment Management, L.P. ("RSIM").



     On March 1, 1998, BankAmerica consolidated Bank of America's investment advisory division with RSIM. Bank of America informed the Trust that virtually all of the investment advisory, administrative, support and supervisory personnel at Bank of America who are responsible for providing services to the Trust became authorized to act on behalf of RSIM. No change in the investment advisory personnel or the research and support personnel servicing the Trust occurred as a result of the consolidation. As a part of the consolidation, on February 3, 1998, the Board of Trustees approved the assumption by RSIM of the

Management Agreement, dated September 5, 1995, between the Trust and Bank of America (the "Management Agreement").



     However, on April 13, 1998, Bank of America and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by the end of 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals. Following the announcement of the Merger, BankAmerica determined to restructure its investment advisory business. On April 29, 1998, the Board approved the reassumption by Bank of America of the Management Agreement. RSIM and Bank of America informed the Trust that no change in the investment advisory personnel or the research and support personnel servicing the Trust would occur as a result of this restructuring.



     Additionally, on April 29, 1998, the Board determined it was appropriate to separate the investment advisory and administrative services currently provided under the single Management Agreement into separate agreements. The Board unanimously approved an Investment Advisory Agreement between the Trust and Bank of America (the "Investment Advisory Agreement") and an Administrative Services Agreement between the Trust and Bank of America (the "Administrative Services Agreement"). The Board determined to submit the Investment Advisory Agreement to shareholders for approval at this Meeting.



     At the Meeting, shareholders of each Fund will be asked to vote on the approval of the Investment Advisory Agreement, which is summarized below. A copy of the form of the Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description of the Investment Advisory Agreement which follows is qualified in its entirety by reference to Exhibit A.



     The Board determined that splitting the investment advisory and administrative services currently provided in the Management Agreement into the Investment Advisory Agreement and Administrative Services Agreement was in the best interest of shareholders because it allows greater flexibility both to provide additional administrative services to the Trust and to allow other entities to provide such services. The separation of the two agreements would also increase the ability for Bank of America fiduciary clients to be invested in the Trust. Bank of America currently provides both investment advisory and administrative services to the Trust under the Management Agreement. Bank of America will provide the same investment advisory services under the Investment Advisory Agreement as it now provides under the Management Agreement. Bank of America will also provide the same administrative services under the Administrative Services Agreement as it currently provides under the Management Agreement. The Investment Advisory Agreement will be substantially the same as the investment advisory portion of the Management Agreement and the Administrative Services Agreement will be substantially the same as the administrative services portion of the Management Agreement. The total fees payable under both the Investment Advisory Agreement and the Administrative Services Agreement will be the same as the fee payable under the Management Agreement. Although Bank of America has represented to the Board that it has no present intention to change the fees payable under the Administrative Services Agreement, the fees payable under the Administrative Services Agreement may be changed without the approval of shareholders, although any change would still need the approval of a majority of the Board, including a majority of the disinterested Trustees.



     Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940 (the "1940 Act"), and as used in this proxy statement, means: the lesser of (1) 67% of the voting securities of each Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. In the event the Investment Advisory Agreement is not approved by shareholders of a Fund, Bank of America will continue to provide investment advisory services and administrative services to the Trust under the Management Agreement. The Board would then take such further actions with respect to that Fund as they deem to be in the best interest of the Fund.


     Currently the Trust is offering to the public shares of Time Horizon Portfolio 1, Time Horizon Portfolio 2 and Time Horizon Portfolio 3. In addition, the Board has authorized the creation of a fourth class of shares,

Time Horizon Portfolio 4, the shares of which are not currently offered to the public and for which no management fees have been paid.


     DESCRIPTION OF THE MANAGEMENT AGREEMENT. Bank of America currently acts as manager for the Funds under the Management Agreement. Pursuant to the Management Agreement, Bank of America provides a continuous investment program for the Funds, including research and management of the Funds' investments and is responsible for, places orders for, and makes decisions with respect to, all purchases and sales of the Funds' securities. In providing management services to the Trust, Bank of America may, pursuant to the Management Agreement, use officers, and utilize the facilities, of wholly owned subsidiaries and other affiliates of Bank of America or its parent corporation in providing management services to the Trust.



     In addition, under the Management Agreement, Bank of America provides facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and provides all management services required for the operation of the business and affairs of the Fund or oversees the performance of various entities that Bank of America has contracted to perform such services pursuant to the Management Agreement. Specifically, the Manager of the Funds, pursuant to the authority granted in the Management Agreement entered into a Sub-Administration and Accounting Services Agreement dated September 15, 1997 (the "Sub-Administration and Accounting Services Agreement") between the Trust, Bank of America and PFPC, Inc. ("PFPC") pursuant to which PFPC currently provides certain administrative and accounting services to the Funds. Pursuant to the Administrative Services Agreement Bank of America will continue to use PFPC in the same capacity and will oversee PFPC's performance.



     In return for the services provided by Bank of America currently under the Management Agreement, Bank of America is entitled to receive a fee from the Funds at the annual rate of .60% of the Funds' average daily net assets. Pursuant to the Sub-Administration and Accounting Services Agreement, the Trust pays PFPC an annual accounting fee, to be calculated daily and paid monthly, and Bank of America pays PFPC an annual sub-administration fee, to be calculated daily and paid monthly. The Trust reimburses PFPC for its out-of-pocket expenses incurred on behalf of each Fund, including, but not limited to, daily report transmissions, record retention/storage and outside independent pricing service charges. The annual sub-administration fee is an asset based fee based on the aggregate assets of the Funds as follows: .0275% of the Funds' first $10 billion of average daily net assets; .020% of the Funds' next $5 billion of average daily net assets; .0175% of the Funds' next $5 billion of average daily net assets; .015% of the Funds' next $5 billion of average daily net assets; and
 .0125% of the Funds' average daily net assets in excess of $25 billion. These fees are exclusive of out-of-pocket expenses. Bank of America has currently agreed to reduce fees and absorb other operating expenses to ensure that the operating expenses for each Fund (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 1.20%, 1.95% and 1.70% of the average net assets of each Fund's Class A, Class B and Class K shares, respectively. Bank of America has voluntarily undertaken to maintain these levels for a period of one year through April 2, 1999 unless a Fund sooner has assets of at least $100 million.

     For the fiscal year ended June 30, 1997, the Trust paid Bank of America and Bank of America waived the following amounts:

                                             TOTAL MANAGEMENT    TOTAL MANAGEMENT
                   FUND                         FEES PAID          FEES WAIVED*
                   ----                      ----------------    ----------------
Time Horizon Portfolio 1...................      $202,553            $178,618
Time Horizon Portfolio 2...................      $216,727            $188,559
Time Horizon Portfolio 3...................      $211,743            $183,426

---------------

* Under the Management Agreement and the Investment Advisory Agreement, Bank of America may terminate, reduce or increase its fee waiver at any time.


     Effective September 15, 1997, Provident Distributors, Inc. (the "Distributor"), acts as distributor of the shares of the of the Trust pursuant to a distribution agreement with the Trust. Prior to September 15, 1997, Concord Financial Group, Inc. ("Prior Distributor") acted as distributor of the Trust's shares.

     For the fiscal year ended June 30, 1997, each Fund paid the following shareholder service fees pursuant to the Shareholder Services Plan:

                                                        SERVICE FEES PAID BY
                                                         PRIOR DISTRIBUTOR      SERVICE FEES PAID BY
                               SERVICE FEES                 TO MANAGER'S         PRIOR DISTRIBUTOR
        FUND                 PAID BY THE FUNDS               AFFILIATES            TO OTHER FIRMS
        ----           -----------------------------    --------------------    --------------------
                       CLASS A    CLASS B    CLASS K        ALL CLASSES             ALL CLASSES
                       -------    -------    -------    --------------------    --------------------
Portfolio 1..........  $14,284    $52,049     $ 12            $64,167                  $2,176
Portfolio 2..........  $17,352    $55,719     $107            $70,519                  $2,625
Portfolio 3..........  $15,045    $56,299     $ 76            $71,805                  $    0

     The table below shows the underwriting commissions paid to the Prior Distributor in connection with the distribution of each Fund's Class A shares for the fiscal year ended June 30, 1997. The sales load on Class A shares was discontinued as of June 16, 1997.

                                   AMOUNT OF         COMMISSIONS       COMMISSIONS PAID
                                  UNDERWRITING       RETAINED BY         TO MANAGER'S
              FUND                COMMISSIONS     PRIOR DISTRIBUTOR       AFFILIATES
              ----                ------------    -----------------    ----------------
Portfolio 1.....................    $ 66,601           $ 5,014             $ 61,587
Portfolio 2.....................    $125,102           $13,963             $111,139
Portfolio 3.....................    $151,558           $15,772             $135,786

     Expenses of the Funds and of the Prior Distributor in connection with the Distribution Plan for the Class B shares for the fiscal year ended June 30, 1997 are set forth below.

                                          CONTINGENT       COMMISSIONS           TOTAL
                       DISTRIBUTION     DEFERRED SALES    PAID BY PRIOR     COMMISSIONS PAID
                       FEES PAID BY      CHARGES PAID     DISTRIBUTOR TO        BY PRIOR
                       FUND TO PRIOR       TO PRIOR         MANAGER'S        DISTRIBUTOR TO
        FUND            DISTRIBUTOR      DISTRIBUTOR        AFFILIATES        OTHER FIRMS
        ----           -------------    --------------    --------------    ----------------
Portfolio 1..........    $192,599          $0                $192,952          N/A
Portfolio 2..........    $200,979          $0                $201,273          N/A
Portfolio 3..........    $203,526          $0                $203,147          N/A

     For the fiscal year ended June 30, 1997, amounts paid by the Funds to the Prior Distributor in connection with the Administrative Services Plan and the Distribution and Administrative Services Plan for Class K shares of Portfolio 1, Portfolio 2 and Portfolio 3 were $27, $224, and $58, respectively. The amounts paid by the Prior Distributor to the Manager's Affiliates for Portfolio 1, Portfolio 2 and Portfolio 3 were $8, $103 and $146, respectively.


     The Management Agreement may be terminated at any time without cause upon 60 days' written notice, without penalty, by a majority vote of the Board or by a vote of a majority of the outstanding voting securities of a Fund, by Bank of America, and automatically terminates in the event of its assignment as defined in the Investment Company Act of 1940 (the "1940 Act").

     The Management Agreement provides that Bank of America will not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the services provided pursuant to the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.



     Bank of America has acted as the manager for the Funds since their inception, except for the period when RSIM acted as the manager. RSIM acted as the manager for the Funds since it assumed the Management Agreement on March 1, 1998 until April 28, 1998 at which time the management function was reassumed by Bank of America. The Management Agreement was last approved by the Board on October 28, 1997 and by the initial shareholder of each of the publicly available Funds on September 5, 1995.



     DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement, like the Management Agreement, provides that Bank of America may from time to time employ or associate itself with a sub-adviser. The Investment Advisory Agreement provides, in addition, that notwithstanding the employment of any sub-adviser, Bank of America will: (i) establish and monitor general investment criteria and policies for the Funds; (ii) review and analyze on a periodic basis the Funds' portfolio holdings and transactions in order to determine their appropriateness in light of the Funds' respective shareholder bases; and (iii) review and analyze on a periodic basis the policies established by any sub-adviser for any Fund with respect to the placement of orders for the purchase and sale of portfolio securities. In return for the services provided by Bank of America under the Investment Advisory Agreement, Bank of America is entitled to receive a fee from the Funds at an annual rate of .40% of the Funds' average daily net assets.



     The Investment Advisory Agreement, like the Management Agreement, provides that, subject to the supervision of the Board (and Bank of America, with respect to any sub-adviser) Bank of America will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, and cash equivalents in the Funds. Investment Advisory Agreement, similar to the Management Agreement, would provide that Bank of America could provide advisory services through its own employees or the employees of an affiliated company that also is under the common control of BankAmerica, as long as such employees function as part of an organized group of persons that is managed at all times by authorized officers of Bank of America. Bank of America will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. Bank of America will provide the services rendered by it under the Investment Advisory Agreement in accordance with the investment objectives, policies and restrictions as stated in the Trust's currently effective Registration Statement with respect to each Fund, resolutions of the Board, and, with respect to any sub-adviser, the investment criteria and policies established from time to time for any Fund affected by Bank of America. Bank of America agrees in the Investment Advisory Agreement to review, monitor and report to the Board regarding the performance and investment procedures of any sub-adviser employed by the Board.



     Pursuant to the Investment Advisory Agreement, Bank of America further agrees that it will, among other things, (i) conform with all applicable rules and regulations of the Securities and Exchange Commission and will conduct its activities under its respective agreement in accordance with other applicable law; (ii) place orders for the purchase and sale of portfolio securities for the Funds with brokers or dealers selected by Bank of America (or, with respect to any sub-adviser, in accordance with the policy set forth in the affected Fund's Registration Statement or as Bank of America or the Board may direct); and (iii) not purchase any securities from or sell any securities to Bank of America, any subadviser, administrator, sub-administrator or distributor of the Trust or any of their affiliates acting as principal or broker, except as permitted by law. Bank of America also agrees to maintain such books and records regarding the securities transactions with respect to the Funds as may be required or otherwise requested by the Trust and the Board, and to supply the Trust and the Board with reports, statistical data and economic information as requested.



     Like the Management Agreement, under the Investment Advisory Agreement, Bank of America agrees to maintain a policy and practice of conducting its investment advisory operations independently of any commercial banking operations of Bank of America or any of its affiliates.

     Bank of America agrees in the Investment Advisory Agreement, as it did in the Management Agreement, to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior or present Trust shareholders or those persons or entities who respond to inquires concerning investment in the Trust, and agrees not to use such records and information for any purpose other than performance of its responsibilities and duties under the Investment Advisory Agreement, except after prior notification to and approval in writing by the Trust.



     The Investment Advisory Agreement, like the Management Agreement, provides that Bank of America will pay all expenses incurred by it in connection with its activities under the Investment Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased or sold with respect to the Funds.



     The Investment Advisory Agreement, like the Management Agreement, provides that in executing portfolio transactions and selecting brokers or dealers, Bank of America will use its best efforts to seek on behalf of Funds the best overall terms available. In assessing the best overall terms available for any transaction, Bank of America will consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, Bank of America may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided with respect to a Fund, and/or other accounts over which Bank of America or its affiliates exercise investment discretion. Bank of America is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction with respect to a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Bank of America determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of Bank of America to the Fund and to the Trust. Bank of America, however, is not required to seek prior approval from the Board, so long as the broker or dealer selected by Bank of America obtains the best price and execution on a particular transaction.



     In executing portfolio transactions with respect to a Fund, Bank of America may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's Registration Statement. In such event, Bank of America will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and such other clients.



     The Investment Advisory Agreement, like the Management Agreement, provides that Bank of America will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of Bank of America in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.



     DIFFERENCES BETWEEN THE MANAGEMENT AGREEMENT AND THE INVESTMENT ADVISORY AGREEMENT. In addition to the differences noted above under the heading "Introduction" regarding the fees paid under the agreement, the contractual terms regarding the provisions of investment advisory services are the same except to modify its effective date and termination date. The Investment Advisory Agreement will become effective as of the date of shareholder approval and its initial term continues until October 31, 1998.



     EVALUATION BY THE BOARD OF TRUSTEES. The Investment Advisory Agreement was unanimously approved by the Board and by a majority of those members of the Board who were not "interested persons" (as that term is defined in the 1940
Act) of any party to the agreement at a meeting held on April 29, 1998. The Board considered that the Investment Advisory Agreement is substantially the same as the Trust's Management

Agreement (except as noted above in that the administrative services currently provided by Bank of America under the Management Agreement will be provided under the Administrative Services Agreement), and that the total contractual fee rate payable by each Fund under both the Investment Advisory Agreement and the Administrative Services Agreement would be identical to that payable under the Management Agreement. The Board also considered the benefits which Bank of America may derive from the Investment Advisory Agreement. Based on its evaluation, the Board concluded that approval of the Investment Advisory Agreement would be in the best interests of the Trust and its shareholders.



     MANAGER. Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as investment adviser to the Funds pursuant to the Existing Agreement. Bank of America is a wholly-owned subsidiary of BankAmerica, a registered bank holding company. Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representatives offices in 37 foreign countries.



     The name and principal occupation of the principal executive officer and each director of Bank of America as of April 28, 1998 were as follows: David A. Coulter (Chief Executive Officer and President of Bank of America and BankAmerica Corporation); Joseph F. Alibrandi (Chairman of the Board of Whittaker Corporation); Peter Bedford (Chairman and Chief Executive Officer of Bedford Property Investors, Inc.); Richard A. Clarke (Retired Chairman of the Board of Pacific Electric Gas Company); Timm F. Crull (Retired Chairman of the Board of Nestle USA, Inc.); Kathleen Feldstein (President of Economics Studies, Inc.); Donald E. Guinn (Chairman Emeritus of Pacific Telesis Group); Frank L. Hope, Jr. (Consulting Architect); Walter E. Massey, Ph.D. (President of Morehouse College); John M. Richman (Of Counsel Wachtell, Lipton, Rosen & Katz); Richard M. Rosenberg (Director and Retired Chairman of the Board of Bank of America and BankAmerica Corporation); A. Michael Spence (Dean of the Graduate School of Business of Stanford University) and Solomon D. Trujillo (President and CEO of U.S. West Communications Group). It is possible that the persons listed above may change as a result of the Merger.



     Exhibit B sets forth the fees and other information relating to other investment companies with investment objectives similar to those of the Funds and advised by Bank of America.



     No officer or trustee of the Trust is an officer, employee, or general partner of Bank of America.



     AUTHORITY TO ACT AS INVESTMENT ADVISER. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliate banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Bank of America is subject to such laws and regulations, but believes that it may perform the services contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent Bank of America from continuing to perform such services for the Fund. If it was prohibited from acting as investment adviser to the Fund, it is expected that the Board would recommend that shareholders approve a new investment advisory agreement with another qualified firm.


     THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT.

         PROPOSAL 3:  APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT



     INTRODUCTION. As mentioned above, on April 13, 1998, BankAmerica and NationsBank announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation. The Merger is anticipated to close by the end of 1998, however, it is subject to a number of contingencies, including shareholder and regulatory approvals. Bank of America will continue to serve as investment adviser to the Funds after the Merger. The Merger, however, represents a change in ownership of the parent corporation of Bank of America and, as such, may have the effect under the 1940 Act of terminating, at the date of the consummation of the Merger, the Management Agreement or the Investment Advisory Agreement, if approved by shareholders at this Meeting. As a consequence of the Merger, and in order to facilitate the investment management of the Funds, the Board has also proposed for your approval a new investment advisory agreement with Bank of America to be dated as of the consummation of the Merger (the "New Investment Advisory Agreement").



     NationsBank is a North Carolina-based, bank holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder the (the "BHCA"). Through its full-service banking subsidiaries, NationsBank provides a wide range of commercial and retail banking services and trust services in Maryland, Virginia, North Carolina, South Carolina, Georgia, Florida, Kentucky, Tennessee, Illinois, Missouri, Kansas, Oklahoma, Texas and New Mexico. The principal executive offices of NationsBank are located at One NationsBank Plaza, Charlotte, North Carolina 28255.



     The merger of NationsBank and BankAmerica will create a company with approximately $570 billion in assets, $45 billion in shareholders' equity and a market capitalization of approximately $133 billion which operates in 22 states and 37 other countries.



     As required by the 1940 Act, the Management Agreement and, if approved by shareholders at this Meeting, the Investment Advisory Agreement provide for their automatic termination upon "assignment". Consummation of the Merger may be deemed to be an assignment (as defined in the 1940 Act) of the Management Agreement or the Investment Advisory Agreement resulting in the termination of either of those agreements in accordance with their terms. In anticipation of the consummation of the Merger, and to provide continuity in investment advisory services, the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) at a meeting held on April 29, 1998, reapproved the New Investment Advisory Agreement in the event that the Merger is consummated. If Proposal 3 is not approved, the Board of Trustees will, in the event of the consummation of the Merger, take such action as it deems to be in the best interests of shareholders.



     Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. Bank of America has assured the Board that both conditions of Section 15(f) will be satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Trust is not aware of any such compensation arrangements are in effect or contemplated insofar as the Fund is concerned. Bank of America represented to the Board that it was not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" as a result of the Merger.



     The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment adviser within the meaning of the 1940 Act. None of the Trust's trustees, nor the nominees for trustee, are interested persons of the Bank of America as constituted before or after the Merger. The Trust expects to comply with Section 15(f).



     In considering whether to approve, and recommend that shareholders approve, the New Investment Advisory Agreement in the event of the consummation of the Merger, the Board of Trustees considered that the New Investment Advisory Agreement will be continued on the terms and conditions identical to those in effect immediately prior to the consummation of the Merger. In addition, the Board obtained assurances from BankAmerica that it is firmly committed to Bank of America and its asset management line of business and to maintaining its relationships with shareholders of the Funds. The Board also considered a number of other factors including the experience and financial resources of the combined entity after the consummation of the Merger.



     Proposal 3 also requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund.



     DESCRIPTION OF THE NEW INVESTMENT ADVISORY AGREEMENT. The New Investment Advisory Agreement will be the same in all material respects as the investment advisory agreement in effect immediately prior to the consummation of the Merger. The only change would be to modify the effective date to the date of the consummation of the Merger, which is expected at the end of 1998.



     THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.



                 PROPOSAL 4:  APPROVAL OF INDEPENDENT AUDITORS



     A majority of the members of the Board who are not "interested" persons of the Trust has recommended for approval the selection of Price Waterhouse LLP, independent auditors, to audit the books and records of the Funds for the current fiscal year. In connection with the consolidation of the boards for the Bank of America Complex, the Board has determined that it would be in the Funds' best interests to have the same independent auditors as the other funds in the Bank of America Complex. Price Waterhouse LLP currently serves as independent auditors for the Pacific Horizon Funds, Inc., the Master Investment Trust, Series I, and the World Horizon Funds. The Pacific Innovations Trust's shareholders are also being asked to approve the selection of Price Waterhouse as independent auditors. The selection of Price Waterhouse LLP as independent auditors of the Trust is being submitted to the shareholders for approval. The Board has been pleased with the services of the Funds' current independent auditors, Ernst & Young LLP, but believes that the use of a single accounting firm for the entire Bank of America Complex would benefit the Funds by providing economies of scale as well as allowing the Board to exercise better oversight of the Funds. Accordingly, the current independent auditors have tendered their resignation, effective upon the vote of shareholders approving Price Waterhouse LLP as auditors. The current independent auditor's report on the Trust's financial statements (1) did not contain an adverse opinion or a disclaimer of opinion or (2) was not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there have been no disagreements with the current independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the current independent auditors, would have caused it to make reference to the subject matter of the disagreements in connection with its report. A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.


     THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS.

GENERAL


     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs associated with the solicitation of proxies including any additional solicitation made by letter, telephone or telegraph, will be allocated between the Trust and Bank of America, with Bank of America paying that portion of the costs attributable to the consideration of the New Investment Advisory Agreement resulting from the Merger. In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Bank of America and certain financial service firms and their representatives who will receive no extra compensation for their services may solicit proxies by telephone, telegraph, facsimile, Internet or personally. In connection with the solicitation of certain shareholders, the Trust's service contractors have retained D.F. King to assist in the solicitation of proxies at a cost of approximately $6,800.



     Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust toll-free at 1-800-247-9728. Any proxy given by a shareholder is revocable as described below.



     THE FUNDS PROVIDE PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION INCLUDING INVESTMENT RESULTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT FOR EACH FUND WITHOUT CHARGE BY CALLING 1-800-247-9728 OR BY WRITING TIME HORIZON FUNDS AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.


VOTING INFORMATION


     If you do not plan to be present at the meeting, you should send your vote in by one of the following methods:



          1. Complete, sign and return the enclosed proxy card(s) promptly in the postage paid envelope;



          2. Sign the proxy card and fax both sides to D.F. King, the proxy solicitor at (212) 269-2796; or



          3. Vote by phone by calling (800) 848-3374.



     Proxies are being solicited by the Board for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the election of nominees for Trustees referred to in the proxy statement, FOR the approval of the Investment Advisory Agreement, FOR the approval of the New Investment Advisory Agreement and FOR the approval of Price Waterhouse LLP, as independent auditors. Proxies may be revoked at any time by (a) submitting a subsequently dated proxy or (b) by revoking in person at the time of the Meeting.


     The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Funds' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Funds' shareholders.


     For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have no effect on the election of trustees and will have the effect of a "no" vote for purposes of obtaining the requisite approval of proposals 2 through 4.



     The Board of the Trust has fixed the close of business on May 8, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. As of May 8, 1998, the issued and outstanding shares of each Fund were as follows: Portfolio 1 --
                 ; Portfolio 2--                 and Portfolio 3--
                 .



     The following table sets forth the holding of the shares of the Fund as of May 8, 1998, of each person known to own, control, or hold with power to vote 5 percent or more of each Fund's outstanding voting securities:



                                                                        SHARES     % OF SHARES
               FUND                               NAME                   OWNED     OUTSTANDING
               ----                               ----                  -------    -----------
Time Horizon Portfolio 1
  Class A                            Bank of America NT&SA
                                     FBO PACO
                                     PO Box 513577
                                     Los Angeles, CA 90051
                                     Bank of America -- Illinois
                                     FBO UPS IRA's
                                     PO Box 5747
                                     Denver, CO 80217
  Class K                            Corelink Financial Inc.
                                     PO Box 4054
                                     Concord, CA 94524
Time Horizon Portfolio 2
  Class A                            Bank of America-Illinois
                                     FBO UPS IRA's
                                     PO Box 5747
                                     Denver, CO 80217
  Class K                            Corelink Financial Inc.
                                     PO Box 4054
                                     Concord, CA 94524
Time Horizon Portfolio 3
  Class K                            Corelink Financial Inc.
                                     PO Box 4054
                                     Concord, CA 94524



     On May 8, 1998, Bank of America and its affiliates held of approximately
     %,      % and      % of the outstanding shares of Time Horizon Portfolio 1,
Time Horizon Portfolio 2 and Time Horizon Portfolio 3, respectively.



     Bank of America, the Funds' adviser, is located at 555 California Street, San Francisco, California, 94104. The Funds' distributor, Provident Distributors, Inc., is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania, 19428. The Funds' sub-administrator, PFPC, Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware, 19809.


PROPOSALS OF SHAREHOLDERS


     As a Delaware business trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholder meeting must be received by the Trust no later than four months prior to the date when the proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment of the best interests of shareholders.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By order of the Board of Trustees

                                          Cathy G. O'Kelly
                                          Secretary

                                                                       EXHIBIT A

                     FORM OF INVESTMENT ADVISORY AGREEMENT


     This Investment Advisory Agreement is made as of this             , 1998
between TIME HORIZON FUNDS, a Delaware business trust (herein called the "Company"), and Bank of America National Trust and Savings Association (herein called the "Adviser").


     WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Company wishes to retain the Adviser under this Agreement to render investment advisory and management services to the portfolios of the Company known as Time Horizon 1, Time Horizon 2, Time Horizon 3 and Time
Horizon 4 (the "Initial Fund(s)", together with any other Company portfolios which may be established later and served by the Adviser hereunder, being herein referred to collectively as the "Funds" and individually as a "Fund"); and

     WHEREAS, pursuant to a Distribution Agreement dated September 15, 1997 (the "Distribution Agreement") between the Company and Provident Distributors, Inc. (the "Distributor"), the Company has retained the Distributor to provide for the sale and distribution of shares of beneficial interest of each Fund (herein collectively called "Shares"); and

     WHEREAS, the Company desires to retain the Adviser to provide investment advisory services for the Funds, and the Adviser is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

     1.  Appointment of Adviser.

     (A) The Company hereby appoints the Adviser as manager of each Fund on the terms and for the period set forth in this Agreement and the Adviser hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Trust under applicable law and are under the common control of BankAmerica Corporation, provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Adviser.

     (B) In the event that the Company establishes one or more portfolios other than the Initial Funds with respect to which it desires to retain the Adviser to render investment advisory and management services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

     2. Investment Services and Duties. Subject to the supervision of the Company's Board of Trustees, the Adviser shall provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to each Fund. The Adviser shall provide the services under this Section 2 in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees.

     (A) The Adviser shall use the same skill and care in providing services under this Section 3 as it uses in providing services to fiduciary accounts for which it has investment responsibilities.

     (B) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the each Fund with brokers or dealers selected by the Adviser. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Company's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to that Fund and to the Company. In no instance may portfolio securities be purchased from or sold to the Adviser, any sub-adviser, or an affiliated person of any of them acting as principal or as broker, except as permitted by law. In executing portfolio transactions for the Funds the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other investment portfolios and its other clients where such aggregation is not inconsistent with the policies set forth in the Company's registration statement. In such event, the Adviser shall allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

     (C) In performing the investment advisory services hereunder, the Adviser is authorized to purchase, sell or otherwise deal with securities or other instruments for which (i) the Adviser, (ii) any affiliate of the Adviser, (iii) an entity in which the Adviser has a direct or indirect interest, and (iv) another member of a syndicate or other intermediary (where an entity referred to in (i), (ii) or (iii) above was a member of the syndicate), has acted, now acts or in the future will act as an underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, whether the purchase, sale or other dealing occurs during the life of the syndicate or after the close of the syndicate, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder. Insofar as permitted by law, any rules of or under applicable law prohibiting or restricting in any way an agent or fiduciary from dealing with itself or from dealing with respect to any matter in which it may or does have a personal interest shall not apply to the Adviser, to the extent its actions are authorized under this paragraph.

     (D) The Adviser shall maintain books and records with respect to the securities transactions of the Fund, and furnish the Company's Board of Trustees such periodic special reports as the Board may request.

     (E) The Adviser shall maintain a policy and practice of conducting its investment advisory operations independently of its affiliate's commercial banking operations. When the Adviser makes investment recommendations for a Fund, its investment advisory personnel shall not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of its affiliate's commercial department. In dealing with commercial customers, such affiliate's commercial department shall not inquire or take into consideration whether securities of those customers are held by the Funds except as required by law.

     (F) The Adviser shall review, monitor and report to the Board of Trustees regarding the performance and investment procedures of any sub-adviser appointed by the Board of Trustees, and shall assist and consult with any sub-adviser in connection with the Fund's continuous investment program.

     3. Compliance with Governing Instruments and Laws. In performing its duties as Adviser for the Funds, the Adviser shall act in conformity with the Company's Declaration of Trust, Bylaws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company. In addition, the Adviser shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, and all other applicable federal or state laws and regulations.

     4. Services Not Exclusive. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Adviser hereunder are not deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

     6. Expenses Assumed as Adviser. Except as otherwise stated in this Agreement, the Adviser shall pay all expenses incurred by it in performing its services and duties hereunder as Adviser. The Company shall bear other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Adviser or any of its affiliates, commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Shares under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds described therein, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Adviser a fee, computed daily and payable monthly, at the annual rate of .40% of the average net assets of each Fund. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund.

     8. Confidentiality. The Adviser shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor's inquiries concerning investment in the Company, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.

     9. Limitations of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Adviser, who may be or become an officer, director, employee or agent of the Company, shall be deemed, when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Adviser's duties as Adviser hereunder or under any other agreement with the Company) to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Adviser even though paid by the Adviser.

     The Adviser acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

     10. Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until October 31, 1998. Thereafter, this Agreement will be extended with respect to a particular Fund for successive one-year periods ending on October 31st of each year, provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of penalty, on 60 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

     11. Names. The name "Time Horizon Funds" refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated April 12, 1995, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by an officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

     12. Notices. Notices of any kind to be given to the Company hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

        Time Horizon Funds
        c/o PFPC, Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809
        Attn: Jay F. Nusblatt

        With a copy to:

        Cathy G. O'Kelly, Esq.
        Vedder, Price, Kaufman & Kammholz
        222 N. LaSalle, 26th Floor
        Chicago, Illinois 60601
or at such other address or to such individual as shall be so specified by the Company to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Adviser at:


        Bank of America National


        Trust and Savings Association

        555 California Street
        San Francisco, California 94104

        Attn: Jay Gould, Esq.


or at such other address or to such individual as shall be so specified by the Adviser to the Company.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 12 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          TIME HORIZON FUNDS

                                          By:
                                            ------------------------------------
                                            Robert E. Greeley
                                            President

Attest:
       ---------------------------------------
      (name)
            ------------------------------
      Secretary


                                          BANK OF AMERICA NATIONAL


                                          TRUST AND SAVINGS ASSOCIATION


                                          By:
                                          --------------------------------------
                                            (name)

                                                  ------------------------------
                                            (title)
                                                   -----------------------------

Attest:
----------------------------------------------
      (name)
            ------------------------------
      (title)
             -----------------------------

                                           TIME HORIZON FUNDS
                                        TIME HORIZON PORTFOLIO 1

                                 This proxy is solicited by the Board of
                             Trustees of Time Horizon Funds (the "Trust") for
                             use at a Special Meeting of Shareholders to be
                             held on Monday, June 26, 1998, at 9:00 a.m.
TIME HORIZON FUNDS           Eastern time, at the offices of the Trust, 400
P.O. BOX 8959                Bellevue Parkway, Wilmington, Delaware.
WILMINGTON, DE 19899-8959
                                 The undersigned hereby appoints Gary M.
                             Gardner, Jay F. Nusblatt and J. Robert Dugan, each of them with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares evidencing interests in the Trust's Funds (the
                             "Funds") held of record by the undersigned on May
                             8, 1998, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

                             Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposals.

                             Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                              TIMHOI       KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          DETACH AND RETURN THIS PORTION ONLY
                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
-----------------------------------------------------------------------------------------------------------------------------
TIME HORIZON PORTFOLIO 1
  VOTE ON TRUSTEES                            FOR  WITHHOLD FOR ALL      TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT"
  1. 1) E.S. Bottum, 2) W.P. Carmichael,      ALL     ALL   EXCEPT:      AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.
     3) T.M. Collins, 4) D.B. Fletcher,
     5) R.E. Greeley, 6) C.J. Pings           [ ]     [ ]     [ ]        ----------------------------------------------------

  VOTE ON PROPOSALS                                                                                 FOR    AGAINST    ABSTAIN
  2. Proposal to approve an Investment Advisory Agreement between the Trust and Bank of
     America National Trust and Savings Association.                                                [ ]      [ ]        [ ]

  3. Proposal to approve a new Investment Advisory Agreement between the Trust and Bank of
     America National Trust and Savings Association in connection with the merger of
     BankAmerica Corporation and NationsBank Corporation.                                           [ ]      [ ]        [ ]

  4. Proposal to approve the selection of Price Waterhouse LLP as independent auditors for
     the current fiscal year ending June 30, 1998.                                                  [ ]      [ ]        [ ]

  5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     -----------------------------------------------------     -----------------------------------------------------

     -----------------------------------------------------     -----------------------------------------------------
     Signature [PLEASE SIGN WITHIN BOX]      Date              Signature (Joint Owners)               Date
----------------------------------------------------------------------------------------------------------------------------

                                           TIME HORIZON FUNDS
                                        TIME HORIZON PORTFOLIO 2

                                 This proxy is solicited by the Board of
                             Trustees of Time Horizon Funds (the "Trust") for
                             use at a Special Meeting of Shareholders to be
                             held on Monday, June 26, 1998, at 9:00 a.m.
TIME HORIZON FUNDS           Eastern time, at the offices of the Trust, 400
P.O. BOX 8959                Bellevue Parkway, Wilmington, Delaware.
WILMINGTON, DE 19899-8959
                                 The undersigned hereby appoints Gary M.
                             Gardner, Jay F. Nusblatt and J. Robert Dugan, each of them with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares evidencing interests in the Trust's Funds (the
                             "Funds") held of record by the undersigned on May
                             8, 1998, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

                             Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposals.

                             Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                              TIMHOB       KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          DETACH AND RETURN THIS PORTION ONLY
                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
-----------------------------------------------------------------------------------------------------------------------------
TIME HORIZON PORTFOLIO 2
  VOTE ON TRUSTEES                            FOR  WITHHOLD FOR ALL      TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT"
  1. 1) E.S. Bottum, 2) W.P. Carmichael,      ALL     ALL   EXCEPT:      AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.
     3) T.M. Collins, 4) D.B. Fletcher,
     5) R.E. Greeley, 6) C.J. Pings           [ ]     [ ]     [ ]        ----------------------------------------------------

  VOTE ON PROPOSALS                                                                                 FOR    AGAINST    ABSTAIN
  2. Proposal to approve an Investment Advisory Agreement between the Trust and Bank of
     America National Trust and Savings Association.                                                [ ]      [ ]        [ ]

  3. Proposal to approve a new Investment Advisory Agreement between the Trust and Bank of
     America National Trust and Savings Association in connection with the merger of
     BankAmerica Corporation and NationsBank Corporation.                                           [ ]      [ ]        [ ]

  4. Proposal to approve the selection of Price Waterhouse LLP as independent auditors for
     the current fiscal year ending June 30, 1998.                                                  [ ]      [ ]        [ ]

  5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     -----------------------------------------------------     -----------------------------------------------------

     -----------------------------------------------------     -----------------------------------------------------
     Signature [PLEASE SIGN WITHIN BOX]      Date              Signature (Joint Owners)               Date
----------------------------------------------------------------------------------------------------------------------------

                                           TIME HORIZON FUNDS
                                        TIME HORIZON PORTFOLIO 3

                                 This proxy is solicited by the Board of
                             Trustees of Time Horizon Funds (the "Trust") for
                             use at a Special Meeting of Shareholders to be
                             held on Monday, June 26, 1998, at 9:00 a.m.
TIME HORIZON FUNDS           Eastern time, at the offices of the Trust, 400
P.O. BOX 8959                Bellevue Parkway, Wilmington, Delaware.
WILMINGTON, DE 19899-8959
                                 The undersigned hereby appoints Gary M.
                             Gardner, Jay F. Nusblatt and J. Robert Dugan, each of them with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares evidencing interests in the Trust's Funds (the
                             "Funds") held of record by the undersigned on May
                             8, 1998, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

                             Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposals.

                             Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                              TIMHOC       KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          DETACH AND RETURN THIS PORTION ONLY
                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
-----------------------------------------------------------------------------------------------------------------------------
TIME HORIZON PORTFOLIO 3
  VOTE ON TRUSTEES                            FOR  WITHHOLD FOR ALL      TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT"
  1. 1) E.S. Bottum, 2) W.P. Carmichael,      ALL     ALL   EXCEPT:      AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.
     3) T.M. Collins, 4) D.B. Fletcher,
     5) R.E. Greeley, 6) C.J. Pings           [ ]     [ ]     [ ]        ----------------------------------------------------

  VOTE ON PROPOSALS                                                                                 FOR    AGAINST    ABSTAIN
  2. Proposal to approve an Investment Advisory Agreement between the Trust and Bank of
     America National Trust and Savings Association.                                                [ ]      [ ]        [ ]

  3. Proposal to approve a new Investment Advisory Agreement between the Trust and Bank of
     America National Trust and Savings Association in connection with the merger of
     BankAmerica Corporation and NationsBank Corporation.                                           [ ]      [ ]        [ ]

  4. Proposal to approve the selection of Price Waterhouse LLP as independent auditors for
     the current fiscal year ending June 30, 1998.                                                  [ ]      [ ]        [ ]

  5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

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     Signature [PLEASE SIGN WITHIN BOX]      Date              Signature (Joint Owners)               Date
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